PROVISIONS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Disclosure of other provisions [abstract]
PROVISIONS AND CONTINGENT LIABILITIES
PROVISIONS AND CONTINGENT LIABILITIES
PROVISIONS
The following table summarizes the movement in provisions for the years ended December 31:

	Income tax provisions	Non-income tax provisions	Decommi-ssioning provision	Legal provision	Other provisions	Total
Cost

As of January 1, 2017	244	96	98	157	27	622

Arising during the year	57	28	5	28	26	144
Reclassified to assets held for sale	(1)	—	(4)	—	—	(5)
Utilized	(4)	(16)	(1)	(66)	(13)	(100)
Unused amounts reversed	(32)	(4)	(2)	(68)	(9)	(115)
Discount rate adjustment and imputed interest (change in estimate)	—	—	10	—	—	10
Translation adjustments and other	(6)	(6)	—	(2)	3	(11)

As of December 31, 2017	258	98	106	49	34	545
Current	—	—	106	16	1	123
Non-current	258	98	—	33	33	422

As of January 1, 2018	258	98	106	49	34	545

Arising during the year	11	11	4	5	43	74
Reclassified to assets held for sale	(1)	(1)	(4)	—	—	(6)
Utilized	(6)	(11)	(1)	(2)	(15)	(35)
Unused amounts reversed	—	—	(2)	(8)	—	(10)
Transfer and reclassification	(65)	65	—	—	—	—
Discount rate adjustment and imputed interest (change in estimate)	—	—	8	—	—	8
Translation adjustments and other	(33)	(12)	(18)	—	(5)	(68)

As of December 31, 2018	164	150	93	44	57	508
Non-current	—	—	93	17	—	110
Current	164	150	—	27	57	398

Significant legal proceedings are discussed below, or in Note 9 for tax-related proceedings.
The timing of payments in respect of provisions is, with some exceptions, not contractually fixed and cannot be estimated with certainty. In addition, with respect to legal proceedings, given inherent uncertainties, there can be no guarantee that the ultimate outcome will be in line with VEON’s current expectations. See “Sources of estimation uncertainty” below for further details regarding assumptions and sources of uncertainty.
The Group has recognized a provision for decommissioning obligations associated with future dismantling of its towers in various jurisdictions.
Investigations by SEC / DOJ / OM
During the first quarter of 2016, the Company reached resolutions through agreements with the U.S. Securities and Exchange Commission (“SEC”), the U.S. Department of Justice (“DOJ”), and the Dutch Public Prosecution Service (Openbaar Ministerie) (“OM”) relating to the previously disclosed investigations under the U.S. Foreign Corrupt Practices Act (the “FCPA”) and relevant Dutch laws, pertaining to the Company’s business in Uzbekistan and prior dealings with Takilant Ltd. Pursuant to these agreements, the Company paid an aggregate amount of US$795 in fines and disgorgements to the SEC, the DOJ and the OM in the first quarter of 2016.
On February 18, 2016, the United States District Court for the Southern District of New York (the “District Court”) approved the agreements with the DOJ relating to charges that the Company and its subsidiary violated the anti-bribery, books-and-records and internal controls provisions of the FCPA. These agreements consisted of the deferred prosecution agreement (the “DPA”), entered into by VEON and the DOJ and a guilty plea by Unitel, a subsidiary of VEON operating in Uzbekistan. Under the agreements with the DOJ, VEON agreed to pay a total criminal penalty of US$230 to the United States, including US$40 in forfeiture.
In connection with the investigation by the OM, VEON and Silkway Holding BV, a wholly owned subsidiary of VEON, entered into a settlement agreement (the “Dutch Settlement Agreement”) related to anti-bribery and false books-and-records provisions of Dutch law. Pursuant to the Dutch Settlement Agreement, VEON agreed to pay criminal fines of US$230 and to disgorge a total of US$375, which was satisfied by the forfeiture to the DOJ of US$40, a disgorgement to the SEC of US$167.5 and a further payment to the OM of US$167.5 beyond the criminal fines.
VEON also consented to the entry of a judgment and incorporated consent (the “SEC Judgment”), which was approved by the District Court on February 22, 2016, relating to the SEC’s complaint against VEON, which charged violations of the anti-bribery, books-and-records and internal controls provisions of the FCPA. Pursuant to the SEC Judgment, VEON agreed to a judgment ordering disgorgement of US$375, to be satisfied by the forfeiture to the DOJ of US$40, the disgorgement to the OM of US$167.5, and a payment to the SEC of US$167.5, and imposing a permanent injunction against future violations of the U.S. federal securities laws.
The DPA, the Unitel guilty plea, the Dutch Settlement Agreement and the SEC Judgment comprise the terms of the resolution of the Company’s potential liabilities in the previously disclosed DOJ, SEC and OM investigations regarding VEON and Unitel.
All amounts to be paid under the DPA, the Unitel guilty plea, the Dutch Settlement Agreement and the SEC Judgment were paid in the first quarter of 2016 and were deducted from the already existing provision of US$900 recorded in the third quarter of 2015 and disclosed in the 2015 annual consolidated financial statements. The remaining provision of US$105 as of December 31, 2015, related to future direct and incremental expected legal fees associated with the resolutions.
In 2018, the Company paid US$7 in legal fees (2017: US$14), utilizing this provision. The Company did not change its estimates in 2018, keeping the provision at US$26 as of December 31, 2018 (2017: US$33).
The Company cannot currently estimate the magnitude of future costs to be incurred to comply with the DPA, the SEC Judgment and the Dutch Settlement Agreement, but these costs could be significant.
CONTINGENT LIABILITIES
The Group had contingent liabilities as of December 31, 2018 as set out below.
VEON - Securities Class Action
On November 4, 2015, a class action lawsuit was filed in the United States against VEON and certain of its current and former officers by Charles Kux-Kardos, on behalf of himself and other investors in the Company alleging certain violations of the United States federal securities laws in connection with the Company’s public disclosures relating to its operations in Uzbekistan. On December 4, 2015, a second complaint was filed by Westway Alliance Corp. that asserts essentially the same claims in connection with essentially the same disclosures.
On April 27, 2016, the court consolidated the two actions and appointed Westway as lead plaintiff. On May 6, 2016, a motion for reconsideration was filed on the appointment of Westway as lead plaintiff and on September 26, 2016, the court affirmed the selection of Westway as the lead plaintiff. An amended complaint was filed on December 9, 2016.
On September 19, 2017, the Court in the Southern District of New York rendered a decision granting in part VEON’s motion to dismiss the Amended Complaint.
On February 9, 2018, VEON filed its Answer and Affirmative Defenses to the allegations that remain in the Amended Complaint after the Court’s September 19, 2017 Order.  Motions to dismiss were filed by all the individual defendants on February 9, 2018. On April 13, 2018, plaintiff dismissed its claims voluntarily against one of the individual defendants. On August 30, 2018, the Court granted the motions to dismiss by all of the individual defendants remaining in the action, and the time for appeal has now expired. On December 3, 2018, VEON requested permission from the Court to file a motion for judgment on the pleadings, arguing Westway lacked standing as a result of the September 19, 2017 order because it had not purchased any securities on or after the date of the earliest alleged misstatement.  That same day, Westway requested permission to file a Second Amended Complaint to add three additional named plaintiffs in an effort to cure this deficiency.  On December 6, 2018, VEON and Westway filed oppositions to each other’s applications.  The parties’ cross-applications remain pending with the Court. The Company intends to vigorously defend the action at all phases moving forward.
GTH - License Fees Tax Litigation
The Egyptian Tax Authority (“ETA”) conducted a review of Global Telecom Holding S.A.E (“GTH”) tax filings for the years 2000-2004. Following the review, in May 2010, the Internal Committee of the ETA assessed additional tax liabilities in the amount of approximately Egyptian pound (“EGP”) 2 billion (US$113) against GTH for these years. The basis for the assessment was that, according to the ETA, GTH’s investments in Algeria, Syria, Iraq, Tunisia and Sub-Saharan Africa during these years were actually license fees paid to foreign governments for which Egyptian withholding tax was due according to Egyptian tax laws.
On May 14, 2012, the Appellate Committee reduced the assessed amount to EGP 323 million (US$18).
GTH agreed to pay the assessed amount of EGP 323 million (US$18) in instalments on a without prejudice basis, which it has satisfied, and also appealed the Appellate Committee’s decision to the North Cairo Court of First Instance. The ETA also challenged the Appellate Committee’s decision and is seeking to reinstitute its original assessment of EGP 2 billion (US$113) plus late payment interest. The proceedings remain ongoing before the court.
On December 20, 2018 GTH submitted a settlement application to the Tax Settlement Committee to review this case.
Separately, on January 18, 2016, GTH, through its tax advisors, received a demand from the ETA claiming an amount of EGP 429 million (US$24) in late payment interest on the Appellate Committee’s assessment of EGP 323 million (US$18). The demand threatened administrative seizure of GTH’s assets in the event of non-payment. On February 17, 2016, GTH filed an appeal in the Administrative Court to challenge the demand and intends to vigorously defend itself.
GTH – Iraqi Profits and Dividends Tax Litigation
2005 Tax Year
In March 2011, the ETA conducted an audit of GTH’s tax filings for the year 2005. Following its review, the ETA concluded that income derived by TICL from Iraqna (“TICL-Iraqna Income”) for that year should be included in GTH’s tax return and taxed at 20%, and accordingly claimed additional corporate income tax of EGP 235 million (US$13). GTH challenged the ETA’s claim before the Internal Committee of the ETA arguing that the TICL-Iraqna Income should be fully exempt from Egyptian corporate income tax pursuant to the Iraq-Egypt double taxation treaty. On December 20, 2018 GTH submitted a settlement application to the Tax Settlement Committee to review this case
Separately, on January 18, 2016, GTH, through its tax advisors, received a demand from the ETA claiming an amount of EGP 235 million (US$13) assessed together with late payment interest of EGP 258 million (US$15). The demand threatened administrative seizure of GTH’s assets in the event of non-payment. On February 17, 2016, GTH filed an appeal in the Administrative Court to challenge the demand and intends to vigorously defend itself. On February 24, 2016, GTH received an updated demand from the ETA claiming EGP 505 million (EGP 235 million principal plus EGP 270 million interest), which GTH objected to.
On December 28, 2017, GTH was notified that administrative seizure orders had been issued against various banks used by GTH in Egypt. On January 14, 2018, GTH registered a contestation of the enforcement which suspended the operability of the seizure orders until the matter can be heard by the court.
2007 Tax Year
In addition, during the audit conducted by the ETA in 2011 in respect GTH’s tax filings for the year 2007, the ETA concluded that GTH owed additional corporate income tax of EGP 282 million (US$16) in respect of dividends distributed by Iraqna to OTIL in 2007. After GTH disputed the claim on the basis of the Iraq-Egypt double taxation treaty, the ETA referred the dispute to the Internal Committee, who upheld the ETA’s position. GTH appealed the Internal Committee’s decision to the Appeal Committee, which notified GTH of its decision to uphold the ETA's position on August 2, 2018.
On September 30, 2018, GTH appealed the Appellate Committee’s decision to the Administrative Court where proceedings are ongoing.
On December 20, 2018 GTH submitted a settlement application to the Tax Settlement Committee to review this case.
Canadian action brought by the Catalyst Capital group Inc.
VEON is a defendant in an action brought in 2016 by The Catalyst Capital Group Inc. (“Catalyst”) for CAD 1.3 billion (US$1,034) alleging breach of contract in the Superior Court of Justice in Ontario, Canada. In 2014, Catalyst and the company entered into an exclusivity agreement in connection with negotiations for the sale of the company’s WIND Mobile business. Catalyst alleges that the company and its financial advisor, UBS Securities Canada Inc., breached their exclusivity agreement obligations, which in turn enabled the sale of WIND Mobile to a consortium of other investors, who are also named co-defendants. The company filed a Statement of Defense denying all allegations and intends to vigorously contest the matter. VEON’s motion to dismiss the claim (as well as motions of all other defendants) was heard August 16-18, 2017.
On April 18, 2018, VEON’s motion was granted (as well as the motions of all the other defendants) and Catalyst’s claim was dismissed as an abuse of process. On May 18, 2018, Catalyst appealed the decision to the Ontario Court of Appeal. The appeal hearing was held on February 19-20, 2019. A decision remains pending.

VAT on Replacement SIMs
June 2009 to December 2011
On April 1, 2012, the National Board of Revenue (“NBR”) issued a demand to Banglalink for BDT 7.74 billion (US$94) for unpaid SIM tax (VAT and supplementary duty). The NBR alleged that Banglalink evaded SIM tax on new SIM cards by issuing them as replacements. On the basis of 5 random SIM card purchases made by the NBR, the NBR concluded that all SIM card replacements issued by Banglalink between June 2009 and December 2011 (7,021,834 in total) were new SIM connections and subject to tax. Similar notices were sent to three other operators in Bangladesh. Banglalink and the other operators filed separate petitions in the High Court, which stayed enforcement of the demands.
In an attempt to assist the NBR in resolving the dispute, the Government ordered the NBR to form a Review Committee comprised of the NBR, the Commissioner of Taxes (“LTU”), Bangladesh Telecommunication Regulatory Commission (“BTRC”), AMTOB and the operators (including Banglalink). The Review Committee identified a methodology to determine the amount of unpaid SIM tax and, after analyzing 1,200 randomly selected SIM cards issued Banglalink, determined that only 4.83% were incorrectly registered as replacements. The Review Committee’s interim report was signed off by all the parties, however, the Convenor of the Review Committee reneged on the interim report and unilaterally published a final report that was not based on the interim report or the findings of the Review Committee. The operators objected to the final report.
The NBR Chairman and operators’ representative agreed that the BTRC would prepare further guidelines for verification of SIM users. Although the BTRC submitted its guidelines (under which Bangalink’s exposure was determined to be 8.5% of the original demand), the Convenor of the Review Committee submitted a supplementary report which disregarded the BTRC’s guidelines and assessed Banglalink’s liability for SIM tax to be BDT 7.62 billion (US$92). The operators refused to sign the supplementary report.
On May 18, 2015, Banglalink received an updated demand from the LTU claiming Banglalink had incorrectly issued 6,887,633 SIM cards as replacement SIM cards between June 2009 and December 2011 and required Banglalink to pay BDT 5.32 billion (US$64) in SIM tax. The demand also stated that interest may be payable. Similar demands were sent to the other operators.
On June 25, 2015, Banglalink filed an application to the High Court to stay the updated demand, and a stay was granted. On August 13, 2015, Banglalink filed its appeal against the demand before the Appellate Tribunal and deposited 10% of the amount demanded in order to proceed. The other operators also appealed their demands. On May 26, 2016, Banglalink presented its legal arguments and on September 28, 2016, the appeals of all the operators were heard together
The Bangladesh Appellate Tribunal rejected the appeal of Banglalink and all other operators on June 22, 2017. On July 11, 2017, Banglalink filed an appeal of the Appellate Tribunal’s judgment with the High Court Division of the Supreme Court of Bangladesh.
July 2012 to June 2015
On November 20, 2017 the LTU issued a final demand to Banglalink for BDT 1.69 billion (US$20) for unpaid tax on SIM card replacements issued by Banglalink between July 2012 and June 2015. On February 20, 2018, Banglalink filed its appeal against this demand before the Appellate Tribunal and deposited 10% of the amount demanded in order to proceed.
The operators continue to engage in discussions with the government in an attempt to resolve the dispute. As of December 31, 2017, the Company has recorded a provision of US$11 (2016: US$11).
Other contingencies and uncertainties
In addition to the individual matters mentioned above, the Company is involved in other disputes, litigation and regulatory inquiries and investigations, both pending and threatened, in the ordinary course of its business. The total value of all other individual contingencies above US$5 other than disclosed above amounts to US$68 (2017: US$107). The Company does not expect any liability arising from these contingencies to have a material effect on the results of operations, liquidity, capital resources or financial position of the Company. Furthermore, the Company believes it has provided for all probable liabilities arising in the ordinary course of its business.
For the ongoing matters described above, where the Company has concluded that the potential loss arising from a negative outcome in the matter cannot be estimated, the Company has not recorded an accrual for the potential loss. However, in the event a loss is incurred, it may have an adverse effect on the results of operations, liquidity, capital resources, or financial position of the Company.
ACCOUNTING POLICIES
Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Provisions are discounted using a current pre-tax rate if the time value of money is significant.
Contingent liabilities are possible obligations arising from past events, whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group.
SOURCE OF ESTIMATION UNCERTAINTY
The Group is involved in various legal proceedings, disputes and claims, including regulatory discussions related to the Group’s business, licenses, tax positions and investments, and the outcomes of these are subject to significant uncertainty. Management evaluates, among other factors, the degree of probability of an unfavorable outcome and the ability to make a reasonable estimate of the amount of loss. Unanticipated events or changes in these factors may require the Group to increase or decrease the amount recorded for a matter that has not been previously recorded because it was not considered probable.
In the ordinary course of business, VEON may be party to various legal and tax proceedings, including as it relates to compliance with the rules of the telecom regulators in the countries in which VEON operates, competition law and anti-bribery and corruption laws, including the U.S. Foreign Corrupt Practices Act (“FCPA”). Non-compliance with such rules and laws may cause VEON to be subject to claims, some of which may relate to the developing markets and evolving fiscal and regulatory environments in which VEON operates. In the opinion of management, VEON’s liability, if any, in all pending litigation, other legal proceeding or other matters, other than what is discussed in this Note, will not have a material effect upon the financial condition, results of operations or liquidity of VEON.